EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


           We hereby consent to the incorporation by reference in the Registration Statement No. 333-60214 and 333-64317 and 333-64319 each on Form S-8, and in the Annual Report on Form 10-K of Shore Bancshares, Inc., for the year ended December 31, 2002, of our report dated January 17, 2003, relating to the consolidated financial statements of Shore Bancshares, Inc.



                                                   /S/ Stegman and Company
                                                   -----------------------
Baltimore, Maryland
March 28, 2003




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